Regulatory Matters	Nov. 18, 2019
Regulated Operations [Abstract]
Regulatory Matters
Note 13. Regulatory Matters
Regulatory Matters Involving Potential Loss Contingencies
As a result of issues generated in the ordinary course of business, the Companies are involved in various regulatory matters. Certain regulatory matters may ultimately result in a loss; however, as such matters are in an initial procedural phase, involve uncertainty as to the outcome of pending reviews or orders, and/or involve significant factual issues that need to be resolved, it is not possible for the Companies to estimate a range of possible loss. For regulatory matters that the Companies cannot estimate, a statement to this effect is made in the description of the matter. Other matters may have progressed sufficiently through the regulatory process such that the Companies are able to estimate a range of possible loss. For regulatory matters that the Companies are able to reasonably estimate a range of possible losses, an estimated range of possible loss is provided, in excess of the accrued liability (if any) for such matters. Any estimated range is based on currently available information, involves elements of judgment and significant uncertainties and may not represent the Companies’ maximum possible loss exposure. The circumstances of such regulatory matters will change from time to time and actual results may vary significantly from the current estimate. For current matters not specifically reported below, management does not anticipate that the outcome from such matters would have a material effect on the Companies’ financial position, liquidity or results of operations.
FERC - Electric
Under the Federal Power Act, FERC regulates wholesale sales and transmission of electricity in interstate commerce by public utilities. Virginia Power purchases and, under its market based rate authority, sells electricity in the PJM wholesale market and to wholesale purchasers in Virginia and North Carolina. DESC sells electricity to wholesale purchasers in its balancing authority area under its electric cost based tariff and to wholesale purchasers outside of its balancing authority area under its market based rate authority. Dominion Energy’s merchant generators sell electricity in the PJM, CAISO and ISO-NE wholesale markets, and to wholesale purchasers in the states of Virginia, North Carolina, Indiana, Connecticut, Tennessee, Georgia, California, South Carolina and Utah, under Dominion Energy’s market-based sales tariffs authorized by FERC or pursuant to FERC authority to sell as a qualified facility. In addition, Virginia Power has FERC approval of a tariff to sell wholesale power at capped rates based on its embedded cost of generation. This cost-based sales tariff could be used to sell to loads within or outside Virginia Power’s service territory. Any such sales would be voluntary.
Rates
In April 2008, FERC granted an application for Virginia Power’s electric transmission operations to establish a forward-looking formula rate mechanism that updates transmission rates on an annual basis and approved an ROE effective as of January 1, 2008. The formula rate is designed to recover the expected revenue requirement for each calendar year and is updated based on actual costs. The FERC-approved formula method, which is based on projected costs, allows Virginia Power to earn a current return on its investment in electric transmission infrastructure.
In March 2010, ODEC and North Carolina Electric Membership Corporation filed a complaint with FERC against Virginia Power claiming, among other issues, that the incremental costs of undergrounding certain transmission line projects were unjust, unreasonable and unduly discriminatory or preferential and should be excluded from Virginia Power’s transmission formula rate. A settlement of the other issues raised in the complaint was approved by FERC in May 2012.
In March 2014, FERC issued an order excluding from Virginia Power’s transmission rates for wholesale transmission customers located outside Virginia the incremental costs of undergrounding certain transmission line projects. FERC found it is not just and reasonable for non-Virginia wholesale transmission customers to be allocated the incremental costs of undergrounding the facilities because the projects are a direct result of Virginia legislation and Virginia Commission pilot programs intended to benefit the citizens of Virginia. The order is retroactively effective as of March 2010 and will cause the reallocation of the costs charged to wholesale transmission customers with loads outside Virginia to wholesale transmission customers with loads in Virginia. FERC determined that there was not sufficient evidence on the record to determine the magnitude of the underground increment and held a hearing to determine the appropriate amount of undergrounding cost to be allocated to each wholesale transmission customer in Virginia.
In October 2017, FERC issued an order determining the calculation of the incremental costs of undergrounding the transmission projects and affirming that the costs are to be recovered from the wholesale transmission customers with loads located in Virginia. FERC directed Virginia Power to rebill all wholesale transmission customers retroactively to March 2010 within 30 days of when the proceeding becomes final and no longer subject to rehearing. In November 2017, Virginia Power, North Carolina Electric Membership Corporation and the wholesale transmission customers filed petitions for rehearing. In July 2018, FERC denied the rehearing requests related to the October 2017 order determining the calculation of the undergrounding costs. Several parties have appealed FERC’s decision to the U.S. Court of Appeals for the D.C. Circuit. This matter is pending. While Virginia Power cannot predict the outcome of the matter, it is not expected to have a material effect on results of operations.
In January 2019, FERC issued an order denying PJM’s request to waive certain provisions of the PJM Tariff regarding the liquidation of a portfolio of FTRs owned by GreenHat who had defaulted on its financial obligations. As a result of FERC’s order, PJM is required to use the existing tariff provisions to liquidate GreenHat’s FTR portfolio and allocate the resulting costs to PJM members. In February 2019, PJM filed a request for clarification and rehearing with FERC. Also in February 2019, Virginia Power and certain other PJM members filed a request for rehearing with FERC. In June 2019, FERC established a hearing and settlement proceedings to address the issues raised in PJM’s request for clarification and rehearing. In October 2019, PJM submitted a settlement offer to FERC which is pending approval. Based on the terms of the proposed settlement, the impact to Virginia Power is expected to be immaterial.
FERC – Gas
DETI
In July 2017, FERC audit staff communicated to DETI that it had substantially completed an audit of DETI’s compliance with the accounting and reporting requirements of FERC’s Uniform System of Accounts and provided a description of matters and preliminary recommendations. In November 2017, the FERC audit staff issued its audit report which could have the potential to result in adjustments which could be material to Dominion Energy and Dominion Energy Gas’ results of operations. In December 2017, DETI provided its response to the audit report. DETI recognized a charge of $129 million ($94 million after-tax) recorded primarily within impairment of assets and other charges in Dominion Energy and Dominion Energy Gas’ Consolidated Statements of Income during the second quarter of 2018 for a disallowance of plant, originally established beginning in 2012, in anticipation of resolution of one matter with FERC. DETI reached resolution of certain matters with FERC in the fourth quarter of 2018. Pending final resolution of the audit process and a determination by FERC, management is unable to estimate the potential impact of the remaining finding and no amounts have been recognized.
2017 Tax Reform Act
Other than the items discussed below, which are pending or have been resolved during the period, there have been no changes to the 2017 Tax Reform Act matters discussed in Notes 3 and 13 to the Consolidated Financial Statements in the Companies’ Annual Report on Form 10-K for the year ended December 31,
2018, as updated in Current Report on Form 8-K, filed November 18, 2019.
In January 2019, Virginia Power filed updated testimony in response to the Virginia Commission’s September 2018 order with a proposed annual revenue reduction of approximately $171 million. Additionally, Virginia Power proposed to issue a one-time bill credit to customers within 90 days of this effective date, to true-up the difference between the final revenue reduction for the period January 1, 2018 through March 31, 2019 and the $125 million interim rate reduction implemented on July 1, 2018. In March 2019, the Virginia Commission issued an order approving an annual revenue reduction of approximately $183 million effective April 2019 and ordered Virginia Power to implement the one-time customer credit on or before July 1, 2019. In the second quarter of 2019, Virginia Power refunded to customers $132 million.
In October 2018, the North Carolina Commission issued an order requesting companies file to reduce base rates expeditiously. Virginia Power made its compliance filing in October 2018 and submitted an annual base rate revenue decrease of approximately $14 million effective in early 2019. Virginia Power also proposed to issue a one-time bill credit in early 2019 for its 2018 tax savings collected provisionally from customers. The order allowed for the disposition of excess deferred income taxes to be deferred for consideration until the utilities’ next base rate case, but no longer than 3 years, and initiated a quarterly reporting requirement for such deferred amounts. In March 2019, the North Carolina Commission issued an order approving Virginia Power’s proposed annual base rate revenue decrease and one-time bill credit. In the second quarter of 2019, Virginia Power refunded to customers $13 million.
In March 2019, Questar Gas filed with the Utah and Wyoming Commissions as to the impact of excess deferred income taxes resulting from the 2017 Tax Reform Act. Questar Gas proposed to return the 2018 amortization of excess deferred income taxes to customers and to incorporate the remaining excess deferred income tax impact in its next general rate cases in each jurisdiction. In May 2019, the Utah Commission issued an order approving Questar Gas’ proposal to refund the 2018 amortization of excess deferred income taxes over twelve months beginning in June 2019. The matter with the Wyoming Commission is pending.
In October 2018, the Ohio Commission issued an order requiring rate-regulated utilities to file an application reflecting the impact of the 2017 Tax Reform Act on current rates by January 1, 2019. In December 2018, East Ohio filed its application proposing an approach to establishing rates and charges by and through which to return tax reform benefits to its customers. This case is pending.
In March 2018, FERC announced actions to address the income tax allowance component of regulated entities’ cost-of-service rates as a result of the 2017 Tax Reform Act. FERC required all interstate natural gas pipelines to make a one-time informational filing with FERC on Form 501-G to provide financial information to allow FERC and other interested parties to analyze the impacts of the changes in tax law. The actions also included the reversal of FERC’s policy allowing master limited partnerships to recover an income tax allowance in cost-of-service rates and requiring other pass-through entities to justify the inclusion of an income tax allowance.
During 2018, Dominion Energy’s FERC-regulated pipelines, including those accounted for as equity method investments, filed the Form 501-G with FERC. Dominion Energy Overthrust Pipeline, LLC, White River Hub, Dominion Energy Questar Pipeline, DETI, DECG, Cove Point and Iroquois have reached resolution through a FERC waiver or FERC terminating the 501-G proceeding, or through settlement, which did not result in a material impact to results of operations, financial condition and/or cash flows of Dominion Energy or Dominion Energy Gas.
Other Regulatory Matters
Other than the following matters, there have been no significant developments regarding the pending regulatory matters disclosed in Notes 3 and 13 to the Consolidated Financial Statements in the Companies’ Annual Report on Form 10-K for the year ended December 31,
2018, as updated in Current Report on Form 8-K, filed November 18, 2019, or Note 13 to the Consolidated Financial Statements in the Companies’ Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, as updated in Current Report on Forms 8-K, filed on November 18, 2019.
Virginia Regulation
Grid Transformation and Security Act of 2018
In July 2018, Virginia Power filed a petition with the Virginia Commission for approval of the first three years of its ten-year plan for electric distribution grid transformation projects as authorized by the GTSA. During the first three years of the plan, Virginia Power proposed to focus on the following seven foundational components of the overall grid transformation plan: (i) smart meters; (ii) customer information platform; (iii) reliability and resilience; (iv) telecommunications infrastructure; (v) cyber and physical security; (vi) predictive analytics; and (vii) emerging technology. The total estimated capital investment during 2019-2021 was $816 million and the proposed operations and maintenance expenses were $102 million. In January 2019, the Virginia Commission issued its final order approving capital spending for the first three years of the plan totaling $68 million on cyber and physical security and related telecommunications infrastructure (Phase IA). The Virginia Commission declined to approve the remainder of the proposed components for the first three years of the plan, the proposed spending for which was not found reasonable and prudent based on the record in the proceeding.
In September 2019, Virginia Power filed a revised plan which includes six components: (i) smart meters; (ii) customer information platform; (iii) grid improvement projects; (iv) telecommunications infrastructure; (v) cyber security; and (vi) a smart charging electric vehicle infrastructure pilot program (Phase IB). For Phase IB, the total proposed capital investment during 2019 – 2021 is $511 million and the proposed operations and maintenance investment is $83 million. This matter is pending.
Virginia Fuel Expenses
In May 2019, Virginia Power filed its annual fuel factor with the Virginia Commission to recover an estimated $1.5 billion in Virginia jurisdictional projected fuel expenses for the rate year beginning July 1, 2019 and the projected June 30, 2019 underrecovered balance of $124 million. Virginia Power’s proposed fuel rate represented a fuel revenue decrease of $192 million when applied to projected kilowatt-hour sales for the period July 1, 2019 to June 30, 2020. Subsequently in May 2019, Virginia Power revised its fuel factor filing to reduce the projected June 30, 2019 underrecovered balance to $107 million and a fuel revenue decrease of $254 million. In August 2019, the Virginia Commission approved Virginia Power’s fuel rate.
Battery Storage Pilot
In August 2019, Virginia Power filed an application with the Virginia Commission to participate in a pilot program for electric power storage batteries, which includes three projects for deployment of battery energy storage systems. Virginia Power also requested an amended CPCN to construct and operate a battery energy storage system at Scott Solar. The projects are estimated to cost approximately $35 million. These matters are pending.
Rate Adjustment Clauses
In December 2018, Virginia Power filed a petition requesting approval of Rider E and proposed a $114 million total revenue requirement for the rate year beginning November 1, 2019. In August 2019, the Virginia Commission issued an order approving in part and denying in part the petition. As a result, Virginia Power recorded a $21 million ($16 million after-tax) charge in impairment of assets and other charges in the Consolidated Statements of Income for the three and nine months ended September 30, 2019 to write-off certain disallowed environmental property, plant and equipment and regulatory assets. In August 2019, the Virginia Commission granted Virginia Power’s petition for reconsideration of the disallowed amount and stayed the order issued earlier in August 2019. In October 2019, the Virginia Commission approved Virginia Power’s request to implement a total revenue requirement of $104 million, subject to true-up, pending resolution of the petition for reconsideration. This matter is pending.
The Virginia Commission previously approved Rider U in conjunction with cost recovery to move certain electric distribution facilities underground as authorized by Virginia legislation. In October 2019, The Virginia Commission approved Virginia Power’s proposed fourth phase of conversions totaling $123 million and a total $52 million revenue requirement for the rate year beginning February 1, 2020 for continuing recovery of the previously approved phase conversions and the proposed fourth phase conversions.
Additional significant riders associated with various Virginia Power projects are as follows:

Rider Name	Application Date	Approval Date	Rate Year Beginning	Total Revenue Requirement (millions)	Increase (Decrease) Over Previous Year (millions)
Rider BW	October 2019	Pending	September 2020	$120	$1
Rider US-2	October 2019	Pending	September 2020	10	(5)

Electric Transmission Projects
In November 2013, the Virginia Commission issued an order granting Virginia Power a CPCN to construct approximately 7 miles of new overhead 500 kV transmission line from the existing Surry switching station in Surry County to a new Skiffes Creek switching station in James City County, and approximately 20 miles of new 230 kV transmission line in James City County, York County, and the City of Newport News from the proposed new Skiffes Creek switching station to Virginia Power’s existing Whealton substation in the City of Hampton. In February 2019, the transmission line project was placed into service. In March 2019, the U.S. Court of Appeals for the D.C. Circuit issued an order vacating the permit from the U.S. Army Corps of Engineers issued in July 2017 and ordered the U.S. Army Corps of Engineers to do a full environmental impact study of the project. In April 2019, Virginia Power and the U.S. Army Corps of Engineers filed petitions for rehearing with the U.S. Court of Appeals for the D.C. Circuit, asking that the permit from the U.S. Army Corps of Engineers remain in effect while an environmental impact study is performed. In May 2019, the U.S. Court of Appeals for the D.C. Circuit denied the request for rehearing and ordered the U.S. District Court for the D.C. Circuit to consider and issue a ruling on whether the permit should be vacated during the U.S. Army Corps of Engineers’ preparation of an environmental impact statement. This matter is pending.
Virginia Power electric transmission projects approved or applied for are as follows:

Description and Location of Project	Application Date	Approval Date	Type of Line	Miles of Lines	Cost Estimate (millions)
Rebuild and operate the Glebe substation and relocate and operate in Arlington County, Virginia and the City of Alexandria, Virginia existing overhead line underground	March 2019	September 2019	230 kV	<1	$125
Rebuild and operate five segments between the Loudoun and Ox substations	August 2019	Pending	230 kV	19	70

North Carolina Regulation
North Carolina Base Rate Case
In March 2019, Virginia Power filed its base rate case and schedules with the North Carolina Commission. Virginia Power proposed a non-fuel, base rate increase of $27 million effective November 1, 2019 on an interim basis subject to refund, with any permanent rates ordered by the North Carolina Commission effective January 1, 2020. The base rate increase was proposed to recover the significant investments in generation, transmission and distribution infrastructure for the benefit of North Carolina customers. Virginia Power presented an earned return of 7.52% based upon a fully-adjusted test period, compared to its authorized 9.90% return, and proposed a 10.75% ROE. In September 2019, Virginia Power revised its filing to reduce the non-fuel base rate increase to $24 million. This matter is pending.
North Carolina Fuel Filing
In August 2019, Virginia Power submitted its annual filing to the North Carolina Commission to adjust the fuel component of its electric rates. Virginia Power proposed a total $18 million decrease to the fuel component of its electric rates for the rate year beginning February 1, 2020. This matter is pending.
South Carolina Regulation
In June 2019, DESC filed with the South Carolina Commission its monitoring report for the 12-month period ended March 31, 2019 with a total revenue requirement of $437 million. This represents a $7 million overall increase to its natural gas rates under the terms of the Natural Gas Rate Stabilization Act effective for the rate year beginning November 2019. In October 2019, the South Carolina Commission approved a total revenue requirement of $436 million effective with the first billing cycle of November 2019.
Ohio Regulation
UEX Rider
East Ohio has approval for a UEX rider through which it recovers the bad debt expense of most customers not participating in the PIPP Plus Program. The UEX rider is adjusted annually to achieve dollar for dollar recovery of East Ohio’s actual write-offs of uncollectible amounts. In July 2019, the Ohio Commission approved East Ohio’s application requesting approval of its UEX rider to reflect recovery of under-recovered accumulated bad debt expense of approximately $3 million as of March 31, 2019, and recovery of prospective net bad debt expense projected to total approximately $15 million for the twelve-month period from April 2019 to March 2020 for the rate year beginning August 1, 2019.
West Virginia Regulation
PREP
In May 2019, Hope filed a PREP application with the West Virginia Commission requesting approval to recover PREP costs related to $29 million and $39 million of projected capital investment for 2019 and 2020, respectively. The application also includes a true-up of PREP costs related to the 2018 actual capital investment of $30 million and sets forth $10 million of annual PREP costs to be recovered in proposed rates effective November 1, 2019. In October 2019, the West Virginia Commission approved PREP rates effective November 1, 2019.
Utah Regulation
In April 2019, Questar Gas filed a request with the Utah Commission for pre-approval to construct an LNG storage facility with a liquefaction rate of 8.2 million cubic feet per day. In October 2019, the Utah Commission granted pre-approval to construct the LNG storage facility.
FERC – Gas
Cove Point
In June 2015, Cove Point executed
two
binding precedent agreements for the approximately $150 million Eastern Market Access Project. In January 2018, Cove Point received FERC authorization to construct and operate the project facilities. In October 2018, Cove Point announced it was evaluating alternatives to a proposed Charles County, Maryland compressor station that was initially part of this project and in December 2018, after working with project customers for alternative solutions, decided not to pursue further construction at this location resulting in a revised project estimate of approximately $45 million and a write-off of $37 million ($28 million after-tax). In May 2019, Cove Point filed an application for an amendment to vacate its FERC authorization for the Charles County, Maryland compressor station and revised its project scope. In August 2019, Cove Point received FERC authorization and the Eastern Market Access Project commenced commercial operations in September 2019.
In connection with the Eastern Market Access Project, in August 2019, Cove Point filed to update its annual electric power cost adjustment requesting FERC approval to recover $25 million, representing an increase of $1 million from the adjustment approved in March 2019. FERC approved the adjustment in August 2019.
DETI
In September 2019, DETI submitted its annual transportation cost rate adjustment to FERC requesting approval to recover $38 million. Also in September 2019, DETI submitted its annual electric power cost adjustment to FERC requesting approval to recover $10 million. In October 2019, FERC approved these adjustments.
In January 2018, DETI filed an application to request FERC authorization to construct and operate certain facilities located in Ohio and Pennsylvania for the Sweden Valley project. In June 2019, DETI withdrew its application for the project due to certain regulatory delays. As a result of the project abandonment, during the second quarter of 2019, DETI recorded a charge of $13 million ($10 million after-tax), included in impairment of assets and other charges in Dominion Energy and Dominion Energy Gas’ Consolidated Statements of Income.